Exhibit 99.2

BEST BUY CO., INC.
NON-GAAP RECONCILIATION
Recast to Include Non-Restructuring Property and Equipment Impairments
($ in millions, except per share amounts)
(Unaudited and subject to reclassification)

Beginning in Q1 FY18, the company will no longer be excluding non-restructuring property and equipment impairment charges from its non-GAAP financial metrics. When the company began to execute its Renew Blue transformation in Q4 FY13, it adopted a change to non-GAAP reporting to exclude non-restructuring property and equipment impairment charges from non-GAAP results. From that point, until Q4 FY17, the company believed that reporting non-GAAP results that excluded these charges provided a supplemental view of the company's ongoing performance that was useful and relevant to its investors. Now that Renew Blue has ended and Best Buy 2020: Building The New Blue has officially launched, the company believes it is no longer necessary to adjust for non-restructuring property and equipment impairments in its non-GAAP reporting. The company believes that future such impairments will predominantly be immaterial and incurred in the ordinary scope of ongoing operations. Accordingly, commencing in Q1 FY18, the company no longer plans to adjust for non-restructuring property and equipment impairments when presenting non-GAAP financial measures.

The following information provides reconciliations of the most comparable financial measures from continuing operations calculated and presented in accordance with accounting principles generally accepted in the U.S. (“GAAP”) to the non-GAAP financial measures recast to conform to this presentation change, which includes the applicable income tax effects. The company believes that non-GAAP financial measures, when reviewed in conjunction with GAAP financial measures, can provide more information to assist investors in evaluating current period performance and in assessing future performance. For these reasons, internal management reporting also includes non-GAAP measures. Generally, presented non-GAAP measures include adjustments for items such as restructuring charges, goodwill impairments and gains or losses on investments. In addition, certain other items may be excluded from non-GAAP financial measures when the company believes this provides greater clarity to management and investors. These non-GAAP financial measures should be considered in addition to, and not superior to or as a substitute for the GAAP financial measures presented in the company’s earnings releases, financial statements and other publicly filed reports. Non-GAAP measures as presented herein may not be comparable to similarly titled measures used by other companies.

The following tables reconcile gross profit, SG&A, operating income, effective tax rate, net earnings and diluted earnings per share for the periods presented for continuing operations (GAAP financial measures) to non-GAAP gross profit, non-GAAP SG&A, non-GAAP operating income, non-GAAP effective tax rate, non-GAAP net earnings and non-GAAP diluted earnings per share for continuing operations (non-GAAP financial measures) for the periods presented.

	Q1 FY16	Q2 FY16	Q3 FY16	Q4 FY16	FY16	Q1 FY17	Q2 FY17	Q3 FY17	Q4 FY17	FY17
Domestic - Continuing Operations
Gross Profit	$1,886	$1,946	$1,948	$2,704	$8,484	$1,986	$1,895	$2,020	$2,749	$8,650
CRT/LCD settlements[1]	(78)	(10)	—	—	(88)	(183)	—	—	—	(183)
Non-GAAP gross profit	$1,808	$1,936	$1,948	$2,704	$8,396	$1,803	$1,895	$2,020	$2,749	$8,467

SG&A	$1,584	$1,636	$1,702	$1,975	$6,897	$1,587	$1,608	$1,720	$1,940	$6,855
CRT/LCD settlement legal fees and costs[1]	(11)	(2)	—	—	(13)	(22)	—	—	—	(22)
Non-GAAP SG&A	$1,573	$1,634	$1,702	$1,975	$6,884	$1,565	$1,608	$1,720	$1,940	$6,833

Operating income	$304	$309	$244	$728	$1,585	$372	$289	$298	$805	$1,764
Net CRT/LCD settlements[1]	(67)	(8)	—	—	(75)	(161)	—	—	—	(161)
Restructuring charges[2]	(2)	1	2	1	2	27	(2)	2	4	31
Non-GAAP operating income	$235	$302	$246	$729	$1,512	$238	$287	$300	$809	$1,634

International - Continuing Operations
Gross Profit	$144	$152	$164	$247	$707	$159	$167	$183	$281	$790
CRT/LCD settlements[1]	—	—	—	(2)	(2)	—	—	—	—	—
Restructuring charges - COGS[2]	8	(3)	(1)	(1)	3	—	—	—	—	—
Non-GAAP gross profit	$152	$149	$163	$244	$708	$159	$167	$183	$281	$790

SG&A	$182	$175	$172	$192	$721	$157	$165	$170	$200	$692
Other Canada brand consolidation charges - SG&A3	(3)	(2)	(1)	—	(6)	—	(1)	—	—	(1)
Non-GAAP SG&A	$179	$173	$171	$192	$715	$157	$164	$170	$200	$691

	Q1 FY16	Q2 FY16	Q3 FY16	Q4 FY16	FY16	Q1 FY17	Q2 FY17	Q3 FY17	Q4 FY17	FY17
Operating income	$(218)	$(21)	$(14)	$43	$(210)	$—	$—	$14	$76	$90
Net CRT/LCD settlements[1]	—	—	—	(2)	(2)	—	—	—	—	—
Restructuring charges - COGS[2]	8	(3)	(1)	(1)	3	—	—	—	—	—
Other Canada brand consolidation charges - SG&A3	3	2	1	—	6	—	1	—	—	1
Restructuring charges[2]	180	(2)	6	12	196	2	2	(1)	5	8
Non-GAAP operating income	$(27)	$(24)	$(8)	$52	$(7)	$2	$3	$13	$81	$99

Consolidated - Continuing Operations
Gross Profit	$2,030	$2,098	$2,112	$2,951	$9,191	$2,145	$2,062	$2,203	$3,030	$9,440
CRT/LCD settlements[1]	(78)	(10)	—	(2)	(90)	(183)	—	—	—	(183)
Restructuring charges - COGS[2]	8	(3)	(1)	(1)	3	—	—	—	—	—
Non-GAAP gross profit	$1,960	$2,085	$2,111	$2,948	$9,104	$1,962	$2,062	$2,203	$3,030	$9,257

SG&A	$1,766	$1,811	$1,874	$2,167	$7,618	$1,744	$1,773	$1,890	$2,140	$7,547
CRT/LCD settlement legal fees and costs[1]	(11)	(2)	—	—	(13)	(22)	—	—	—	(22)
Other Canada brand consolidation charges - SG&A3	(3)	(2)	(1)	—	(6)	—	(1)	—	—	(1)
Non-GAAP SG&A	$1,752	$1,807	$1,873	$2,167	$7,599	$1,722	$1,772	$1,890	$2,140	$7,524

Operating income	$86	$288	$230	$771	$1,375	$372	$289	$312	$881	$1,854
Net CRT/LCD settlements[1]	(67)	(8)	—	(2)	(77)	(161)	—	—	—	(161)
Restructuring charges - COGS[2]	8	(3)	(1)	(1)	3	—	—	—	—	—
Other Canada brand consolidation charges - SG&A3	3	2	1	—	6	—	1	—	—	1
Restructuring charges[2]	178	(1)	8	13	198	29	—	1	9	39
Non-GAAP operating income	$208	$278	$238	$781	$1,505	$240	$290	$313	$890	$1,733

Income tax expense	$38	$108	$84	$273	$503	$134	$97	$112	$266	$609
Effective tax rate	50.3%	39.8%	39.4%	36.4%	38.4%	37.3%	34.8%	36.7%	30.4%	33.5%
Income tax impact of non-GAAP adjustments[4]	33	(11)	(1)	(14)	7	(49)	—	—	1	(48)
Non-GAAP income tax expense	$71	$97	$83	$259	$510	$85	$97	$112	$267	$561
Non-GAAP effective tax rate	36.4%	37.2%	37.1%	33.9%	35.3%	37.7%	34.8%	36.6%	30.2%	33.1%

Net earnings	$37	$164	$129	$477	$807	$226	$182	$192	$607	$1,207
Net CRT/LCD settlements[1]	(67)	(8)	—	(2)	(77)	(161)	—	—	—	(161)
Restructuring charges - COGS[2]	8	(3)	(1)	(1)	3	—	—	—	—	—
Other Canada brand consolidation charges - SG&A3	3	2	1	—	6	—	1	—	—	1
Restructuring charges[2]	178	(1)	8	13	198	29	—	1	9	39
(Gain) loss on investments, net	(2)	—	—	7	5	(2)	—	—	—	(2)
Income tax impact of non-GAAP adjustments[4]	(33)	11	1	14	(7)	49	—	—	(1)	48
Non-GAAP net earnings	$124	$165	$138	$508	$935	$141	$183	$193	$615	$1,132

Diluted EPS	$0.10	$0.46	$0.37	$1.39	$2.30	$0.69	$0.56	$0.60	$1.91	$3.74
Per share impact of net CRT/LCD settlements[1]	(0.19)	(0.02)	—	(0.01)	(0.22)	(0.49)	—	—	—	(0.50)
Per share impact of restructuring charges - COGS[2]	0.02	(0.01)	—	—	0.01	—	—	—	—	—
Per share impact of other Canada brand consolidation charges - SG&A3	0.01	—	—	—	0.02	—	—	—	—	0.01
Per share impact of restructuring charges[2]	0.50	—	0.02	0.04	0.58	0.09	—	—	0.03	0.12
Per share impact of (gain) loss on investments, net	—	—	—	0.02	0.01	(0.01)	—	—	—	(0.01)
Per share income tax impact of non-GAAP adjustments[4]	(0.09)	0.04	0.01	0.04	(0.03)	0.15	0.01	—	(0.01)	0.15
Non-GAAP diluted EPS	$0.35	$0.47	$0.40	$1.48	$2.67	$0.43	$0.57	$0.60	$1.93	$3.51

(1)
Represents cathode ray tube (CRT) and LCD litigation settlements reached, net of related legal fees and costs. Settlements relate to products purchased and sold in prior fiscal years. Refer to Note 12, Contingencies and Commitments, in the Notes to Consolidated Financial Statements included in the company’s Annual Report on Form 10-K for the fiscal year ended January 28, 2017, for additional information.

(2)
Refer to Note 4, Restructuring Charges, in the Notes to Consolidated Financial Statements included in the company’s Annual Report on Form 10-K for the fiscal year ended January 28, 2017, for additional information.

(3)
Represents charges related to the Canadian brand consolidation initiated in Q1 FY16, primarily due to retention bonuses and other store-related costs that were a direct result of the consolidation but did not qualify as restructuring charges.

(4)
Income tax impact of non-GAAP adjustments is the summation of the calculated income tax charge related to each non-GAAP non-income tax adjustment. The non-GAAP adjustments relate primarily to adjustments in the United States and Canada. As such, the income tax charge is calculated using the statutory tax rates of 38.0% for the United States and 26.6% for Canada, applied to the non-GAAP adjustments of each country, which are detailed in the Domestic and International segment reconciliations above, respectively.